SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 1, 2004


                            SARATOGA RESOURCES, INC.
               __________________________________________________
               (Exact name of registrant as specified in Charter)

               Texas                    000-27563            76-0314489
  _______________________________    ________________    ___________________
  (State or other jurisdiction of    (Commission File       (IRS Employer
  incorporation or organization)           No.)          Identification No.)

                           2304 Hancock Drive, Suite 5
                               Austin, Texas 78756
               __________________________________________________
               (Address of Principal Executive Offices)(Zip Code)

                                  512-478-5717
                            _________________________
                            (Issuer Telephone number)

                         301 Congress Avenue, Suite 1550
                               Austin, Texas 78701
          _____________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Section 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant's Certifying Accountants.

         In March 2000, the Company's Board of Directors decided that the Company would select a regional accounting firm as the Company's principal independent accountant to audit the Company's consolidated financial statements for the 1999 fiscal year; and thus, the Company would not re-appointment Ernst & Young LLP ("E&Y") as the Company's principal independent accountant. However, with regard to completion of the Company's Form 10-SB (which had yet to reach the no comment stage) the Company and E&Y agreed that the Company would continue to employ E&Y.

         In connection with any audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and December 31, 1998, and in any subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company and E&Y.

         The determination not to re-appoint E&Y as independent accountants was reported on Form 8-K dated March 23, 2000. Pursuant to Item 4(a) of Form 8-K and
Item 304(a)(3) of Regulation S-K, the Company provided E&Y with a copy of the Form 8-K and requested E&Y to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which E&Y does not agree with such statements. The letter was received and filed with the Form 8-K.

         In September 2004, the Company's Board of Directors approved the appointment of Robnett & Company, LLP as the Company's principal independent accounting firm.

         Prior to the engagement of Robnett & Company, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Robnett & Company regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Robnett & Company.


Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

         (c)    Exhibits

         16.1 Letter from Ernst & Young LLP regarding change of certifying independent accountant. (1)

(1) Previously filed with Form 8-K on March 27, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SARATOGA RESOURCES, INC.

Dated:  July 14, 2005
                                             By:  /s/ Thomas F. Cooke
                                                  _______________________
                                                  Thomas F. Cooke
                                                  Chief Executive Officer





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